Exhibit 10.2

FIRST AMENDMENT TO CONSOLIDATION OF NOTES AND MODIFICATION

AND EXTENSION AGREEMENT

This FIRST AMENDMENT TO CONSOLIDATON OF NOTES AND MODIFICATION AND EXTENSION AGREEMENT (this “First Amendment”) is entered into as of the __18th___ day of June, 2024 (the “Effective Date”), by and between AMERICAN FARMLAND COMPANY L.P., a Delaware limited partnership (“Borrower”), and RUTLEDGE INVESTMENT COMPANY, a Tennessee corporation (“Lender”).

W I T N E S S E T H:

WHEREAS, Borrower and Lender entered into that certain Consolidation of Notes and Modification and Extension Agreement dated February 18, 2022 (the “Consolidation Agreement”); and

WHEREAS, Borrower and Lender have agreed to make certain amendments to the Consolidation Agreement, as herein provided; and

WHEREAS, all terms used in this First Amendment but not defined herein shall have the same meaning as such terms are defined in the Consolidation Agreement.

NOW, THEREFORE, for mutual considerations, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

1.The principal amount available under the Note shall not exceed Seventy-Five Million and No/100 Dollars ($75,000,000.00).
2.The Applicable Margin is hereby amended to be one and forty hundredths percent (1.40%).
3.The Note shall be due and payable, as follows:

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Accrued interest only on the principal balance of the Note remaining outstanding from time to time shall be due and payable commencing on the first day of July, 2024 and continuing thereafter on the first day of each consecutive quarter thereafter until February 18, 2027 (“Maturity”) at which time the outstanding principal balance of the Note plus all accrued and unpaid interest thereon shall be due and payable in full.

4.The terms "EBITDA" and "GAAP" are hereby deleted in their entirety from the Consolidation Agreement.  Section 6 of the Consolidation Agreement is hereby deleted in its entirety.
5.Upon and after the Effective Date, all references to the Consolidation Agreement shall mean the Consolidation Agreement as amended by this First Amendment.  Except as expressly provided in this First Amendment, the execution and delivery of this First Amendment does not and will not amend, modify or supplement any provision of or constitute a consent to or waiver of any noncompliance with the provisions of the Consolidation Agreement and the Consolidation Agreement shall remain in full force and effect.
6.The Borrower hereby ratifies and reaffirms its obligations and liabilities under the Consolidation Agreement, as amended by this First Amendment.
7.Except as set forth expressly hereinabove, all terms of the Consolidation Agreement and any other loan documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower, subject to limitations on enforceability imposed by applicably bankruptcy, insolvency and similar laws affecting creditors' rights generally and general principles of equity.

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8.Borrower hereby acknowledges and agrees that, as of the Effective Date and after giving effect to the terms hereof, there exists (i) no default or event of default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower, in each case arising out of or with respect to the Consolidation Agreement or other obligations of the Borrower owed to Lender.
9.This First Amendment shall be binding on and shall inure to the benefit of the Borrower and Lender and their respective successors and assigns.
10.This First Amendment reflects the entire understanding of the Borrower and Lender with respect to the subject matter hereof and any further agreement or modification to the Consolidation Agreement shall be in writing and signed by each of the parties hereto.
11.This First Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee.
12.This First Amendment is only an amendment of the terms of the Consolidation Agreement and does not constitute, and shall not be construed to constitute, a novation or accord and satisfaction of the indebtedness evidenced by the Consolidation Agreement.
13.This First Amendment may be executed in any number of identical counterparts which, when taken together, shall constitute one and the same document.
14.Farmland Partners Inc., a Maryland corporation and Farmland Partners Operating Partnership, L.P., a Delaware limited partnership, as guarantors of the Consolidation Agreement, join in the execution of this First Amendment in order to consent to the terms of this First Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized officers, as of the day and year first above written.

BORROWER:

AMERICAN FARMLAND COMPANY L.P.

a Delaware limited partnership

By: FPI Heartland GP LLC, a

Delaware limited liability company Its:General Partner

    By:     /s/ Luca Fabbri_____________

Name:Luca Fabbri

President & CEO

LENDER:

RUTLEDGE INVESTMENT COMPANY

By:/s/Gwin S. Smith   _________________Gwin S. Smith

           President

GUARANTORS:

FARMLAND PARTNERS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By: Farmland Partners OP GP, LLC, its sole general partner

By: Farmland Partners Inc., its sole member

By: /s/ Luca Fabbri___________________

Luca Fabbri

President & CEO

FARMLAND PARTNERS INC., a Maryland corporation

By: /s/ Luca Fabbri____________________

Luca Fabbri

President & CEO

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